EXHIBIT 24

                                POWER OF ATTORNEY

               WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

               NOW, THEREFORE, I Tobin Armstrong, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

               IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of September, 1996.

                                            /s/ TOBIN ARMSTRONG
                                                Tobin Armstrong

                                POWER OF ATTORNEY

               WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

               NOW, THEREFORE, I Jack S. Blanton, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

               IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of September, 1996.

                                            /s/ JACK S. BLANTON
                                                Jack S. Blanton

                                POWER OF ATTORNEY

               WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

               NOW, THEREFORE, I W. M. Brumley, Jr., in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

               IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of September, 1996.

                                             /s/ W.M. BRUMLEY, JR.
                                                 W.M. Brumley, Jr.

                                POWER OF ATTORNEY

               WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

               NOW, THEREFORE, I John B. Carter, Jr., in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

               IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of September, 1996.

                                             /s/ JOHN B. CARTER, JR.
                                                 John B. Carter, Jr.

                                POWER OF ATTORNEY

               WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

               NOW, THEREFORE, I William L. Fisher, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

               IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of September, 1996.

                                            /s/ WILLIAM L. FISHER
                                                William L. Fisher

                                POWER OF ATTORNEY

               WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

               NOW, THEREFORE, I William E. Gipson, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

               IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of September, 1996.

                                            /s/ WILLAM E. GIPSON
                                                William E. Gipson

                                POWER OF ATTORNEY

               WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

               NOW, THEREFORE, I Gerrit W. Gong, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS and THOMAS
E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

               IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of September, 1996.

                                            /s/ GERRIT W. GONG
                                                Gerrit W. Gong

                                POWER OF ATTORNEY

               WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

               NOW, THEREFORE, I J. Stuart Hunt, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS and THOMAS
E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

               IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of September, 1996.

                                            /s/ J. STUART HUNT
                                                J. Stuart Hunt

                                POWER OF ATTORNEY

               WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

               NOW, THEREFORE, I Frederick A. Klingenstein, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

               IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of September, 1996.

                                           /s/ FREDERICK A. KLINGENSTEIN
                                               Frederick A. Klingenstein

                                POWER OF ATTORNEY

               WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

               NOW, THEREFORE, I Nicholas R. Petry, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

               IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of September, 1996.

                                            /s/ NICHOLAS R. PETRY
                                                Nicholas R. Petry

                                POWER OF ATTORNEY

               WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

               NOW, THEREFORE, I Jack A. Vickers, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

               IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of September, 1996.

                                            /s/ JACK A. VICKERS
                                                Jack A. Vickers